<PAGE 1>
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     October
                          15, 1996

       IBM CREDIT RECEIVABLES, INC., ON BEHALF OF THE
      IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
  (Issuer of the 4.55% Class A Lease Backed Certificates,
                       Series 1993-1,
  5.33% Class A-1 Lease Backed Certificates, Series 1994-1
                            and
  6.55% Class A-2 Lease Backed Certificates, Series  1994-1)
______________________________________________________________________
     (Exact Name of Registrant as Specified in Charter)


       Cayman Islands            33-69028         06-1383202
____________________________                   _____________
_____________________   (State   or    Other    Jurisdiction
(Commission     (IRS Employer
   of   Incorporation)                         File  Number)
Identification No.)

    1133 Westchester Avenue, Room 3C2108
          White Plains, New York                       10604
__________________________________________      ___________
  (Address of Principal Executive Offices)       (Zip Code)


                            -  -


                           - 1 -

















                           - 1 -













Registrant's  telephone  number,  including  area code (914)
642-5844

                       Not                        Applicable
_____________________________________________________________
   (Former Name or Former Address, if changed Since Last
                          Report)

Item 5.  Other Events

         The  Registrant  is  filing  the exhibits listed in
item 7 below.

Item  7.     Financial  Statements,  Pro   Forma   Financial
Information and Exhibits.

Exhibit  7.1  Monthly  Statement for the 4.55% Class A Lease
Backed Certificates,
            Series 1993-1, with report to  the  Distribution
Date occurring on
            the date of this report.

Exhibit  7.2 Monthly Statement for the 5.33% Class A-1 Lease
Backed Certificates,
            Series 1994-1 and  the  6.55%  Class  A-2  Lease
Backed Certificates,
            Series  1994-1,  with report to the Distribution
Date occurring on
            the date of this report.





                           - 2 -












                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.

                                     IBM CREDIT  RECEIVABLES
LEASE ASSET
                                     MASTER TRUST

                                     By:        IBM   CREDIT
RECEIVABLES, INC.

                                     By:


                           - 2 -











______________________________
                                        Name:    Kimberly A.
Kispert Date:  October 15, 1996                       Title:
President and Treasurer

<PAGE 2>

                          MONTHLY                  STATEMENT
Exhibit 1

                 IBM CREDIT RECEIVABLES LEASE  ASSET  MASTER
TRUST
                                 SERIES 1994-1




                            -  -






                           - 3 -














     Delivered pursuant to Section 4.05 of the Pooling
     and Servicing Agreement dated as of August 3, 1994,
     between IBM Credit Receivables, Inc., a Cayman
     Islands company, as Seller (the "Seller"), IBM Credit
     Corporation, a Delaware corporation, as Servicer (the
     "Servicer"), and Norwest Bank Minnesota, National
     Association, a national banking association, as trustee
(the
     "Trustee"), set forth below is the required information
     with  respect  to  the Distribution Date of October 15,
1996
     and with respect to the performance of the Trust during
the
     Collection Period from September 2, 1996  to October 1,
1996.
     Capitalized terms used in this Certificate have their
     respective  meanings  set  forth  in  the  Pooling  and
Servicing
     Agreement:

Per $1000
     A)                 Information  Regarding  the  Current
Total      Original
                 Monthly  Distribution  (Stated   in   total
Distribution   Certificate


                           - 3 -









                 and   on   the  basis  of  $1,000  Original
Principal Amount
                 Certificate Principal Amount).
                 (1)     The amounts by Class of the
                 distribution        to       Class       A1
Certificateholders,
                 Class A2 Certificateholders and
                 the Class B Certificateholders
                 on October 15, 1996.



                           - 4 -









         Class                                            A1
0.00        0.00000
         Class                                            A2
5,962,802.18       30.32792
         Class                                             B
1,052,259.22       19.87601

         <PAGE 3>
                 (2)    The amounts by Class of the
                 distribution set forth in paragraph 1
                 above in respect of interest on the
                 Class A1 Certificates and the Class A2
                 and the Class B Certificates.

         Class                                            A1
0.00        0.00000
         Class                                            A2
444,112.07        2.25884
         Class                                             B
78,372.72        1.48037

                 (3)    The amount by Class of the
                 distribution set forth in paragraph 1
                 above in respect of principal of the
                 Class A1 Certificates and the Class A2
                 and the Class B Certificates.
         Class                                            A1
0.00        0.00000
         Class                                            A2
5,518,690.11       28.06908
         Class                                             B
973,886.50       18.39563



                            -  -

     B)        Information Regarding the Performance of
                 the Series 1994-1 Full Amortization Pool
                 Pool with respect to Series 1994-1's
                 Full Amortization Period.


                 (1)    Collections of Scheduled Payments:

            (a)     The aggregate amount of
            Collections of Scheduled Payments
            processed with respect to the
            Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                   Class                                   A
6,167,235.89
                   Class                                   B
1,088,335.75

         <PAGE 4>
            (b)     The aggregate Contract
            Balances of the Contracts
            outstanding and the Participation
            Balance of the Participation
            Interests, if any, as of the day
            before the last day of the
            Collection Period immediately
            preceding the Distribution Date
            allocated to each of Class A and
            Class B.

                   Class                                   A
81,364,043.90
                   Class                                   B
14,358,360.85

            (c)     The aggregate amount of
            Collections of Finance Charge
            Payments processed with respect to
            the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                           - 5 -









                   Class                                   A
653,788.57
                   Class                                   B
115,374.45

            (d)     The aggregate amount of
            Collections of Principal Payments
            processed with respect to the
            Series 1994-1 Full Amortization Pool
            during the Collection Period immediately


                            -  -









            preceding the Distribution Date
            allocated to each of Class A and
            Class B.

                   Class                                   A
5,513,447.32
                   Class                                   B
972,961.30

         <PAGE 5>
            (e)     The aggregate amount of net
            Recoveries processed with respect
            to the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                   Class                                   A
0.00



                           - 7 -









                   Class                                   B
0.00

                 (2)    Contract Balances of the Contracts
                 and Participation Balance of the
                 Participation Interests, included in the
                 Series 1994-1 Full Amortization Pool as of
                 the  day  before  the  last  day   of   the
immediately
                 preceding Collection Period.


                           - 6 -










            (a)     The aggregate Contract
            Balances and Participation Balance
            of the Participation Interests,
            included in the Series 1994-1 Full
            Amortization Pool as of the day before the
            last day of the immediately
            preceding           Collection           Period.
146,386,307.53

            (b)     The Class A1 Invested Amount,
            Class A2 Invested Amount and
            the Class B Invested Amount
            (each as defined in the Pooling and
            Servicing Agreement) as of the day
            before the last day of the immediately
            preceding Collection Period.


                   Class                                  A1
0.00
                   Class                                  A2
81,364,043.90
                   Class                                   B
14,358,360.85

         <PAGE 6>


                            -  -



                           - 8 -

















            (c)     The Class A1 Invested Amount on
            the date of issuance of the Class A1
            Certificates (the "Initial Class A1
            Invested Amount") and the Class A2
            invested Amount on the date of
            issuance of the Class A2 Certificates
            (the "Initial Class A2 Invested
            Amount") and the Class B
            Invested Amount on the date of
            issuance of the Class B
            Certificates (the "Initial Class B
            Invested Amount")



                           - 7 -









                   Class                                  A1
103,389,000.00
                   Class                                  A2
196,611,000.00
                   Class                                   B
52,941,177.00

            (d)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class A Certificateholders with
            respect to the immediately preceding
            Collection                               Period.
55.58%

            (e)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class B Certificateholders with


                           - 9 -









            respect to the immediately preceding
            Collection                               Period.
9.81%

         <PAGE 7>
                 (3)    Delinquent Balances of Contracts in
                 the Trust.

                 The   aggregate  Contract  Balances  of  th
Aggregate
                 Contracts  which  were  delinquent  as   of
Contract
                 the  close  of  business  on  the  last day
Balances
                 the Collection Period immediately
                 preceding the Distribution Date:
                  (a)                         31-60     days
0.00

                  (b)                         61-90     days
2,079,394.48

                  (c)                91   or    more    days
726,573.16


                          TOTAL 2,805,967.64


                            -  -


                           - 8 -



















                 (4)    Defaulted Amount.


                           - 10 -










                 The Defaulted Amount for the Collection
                 Period immediately preceding the
                 Distribution Date allocable to each
                 of Class A and Class B.

         Class                                             A
5,242.79
         Class                                             B
925.20

                 (5)    Investor Charge-Offs;
                 Reimbursement of Charge-Offs.

            (a)     The amount of the withdrawal,
            if    any,    from    the    Reserve    Account.
0.00

         <PAGE 8>
            (b)     The amount
            required for such
            Distribution Date pursuant to
            section 4.05 (c)(i) and (ii)
            over the Class B Available
            Finance Charge Collections,
            but not more than the Class B
            Investor Default Amount for
            such Distribution Date, and
            not below zero (a "Class B
            Investor                           Charge-Off").
0.00

            (c)     The Excess of the Defaulted
            Amount allocable to the Class A
            Certificates over the Class B Investor
            Charge-Off, which excess is charged
            to the Class A Invested Amount
            (a     "Class     A    Investor    Charge-Off").
0.00

            (d)     The amounts of the Class A


                           - 9 -











                           - 11 -









            Investor Charge-Offs and Class B
            Investor Charge-Offs set forth in
            item 5(c) and item 5(b) above, per
            $1,000 interest (which will have
            the effect of reducing, pro rata,
            the amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                   Class                                   A
0.00
                   Class                                   B
0.00



                            -  -









         <PAGE 9>
            (e)     The total amounts reimbursed
            to the Trust for such Distribution
            Date in respect of Class A Investor
            Charge-Offs and Class B Investor
            Charge-Offs, respectively, for
            prior Distribution Dates.

                   Class                                   A
0.00
                   Class                                   B
0.00

            (f)     The amounts set forth in
            item 5(e) above, per $1,000
            interest (which will have the
            effect of increasing, pro rata, the
            amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                   Class                                   A
0.00




                           - 12 -










                           - 10 -









                   Class                                   B
0.00

            (g)     The amount, if any, by which
            the outstanding principal balances
            of the Class A1 Certificates,
            Class A2 Certificates and Class B
            Certificates exceed the Class A1
            Invested Amount, Class A2
            Invested Amount and Class B Invested
            Amount, respectively, as
            of the end of the day on the Record
            Date with respect to the
            Distribution Date.

                   Class                                  A1
0.00
                   Class                                  A2
0.00
                   Class                                   B
0.00

         <PAGE 10>
                 (6)    Investor Monthly Servicing fee.

                 The amount of the series 1994-1 Monthly
                 Servicing Fee payable to the Servicer
                 for      the       Distribution       Date.
79,768.67

                 (7)    Available Reserve Amount



                            -  -









                           - 13 -











            (a)     The amount available to be
            withdrawn from the Reserve Account
            for the Class A Certificateholders
            as of the close of business on such
            Distribution Date, before giving
            effect to all withdrawals from, or
            deposits to the Reserve Account on



                           - 11 -









            such              Distribution             Date.
3,000,000.00

            (b)     The ratio of the Available
            Reserve Amount to the
            Invested Amount of the Class A
            Certificates as of the close of
            business on such Distribution Date,
            after giving effect to all withdrawals
            from the Reserve Account and payments
            to the Reserve Depositor on such
            Distribution                               Date.
3.96%

                 (8)    Deficit Controlled Amortization
                 Amount.

                 The existing Deficit Controlled
                 Amortization amount for such
                 Distribution                          Date.
0.00

         <PAGE 11>
     C)        The Pool Factors.

                 The Pool Factors for the preceding
                 Determination Date for Class A1,
                 Class A2 and Class B respectively, which represent the ratios of Class A1 Invested
                 Amount, Class A2 Invested Amount
                 and Class B Invested Amount,


                           - 14 -









                 respectively, as of such Determination
                 Date to the Class A Initial Invested
                 Amount and the Class B Initial Invested
                 Amount, respectively.

         Class                                            A1
0.0000000
         Class                                            A2
0.3857635
         Class                                             B
0.2528178

     D)        Contract Balance.

                 (1)    The aggregate Contract Balances of
                 the Contracts and the Participation
                 Balance of the Participation Interests,
                 included  in   the   Series   1994-1   Full
Amortization
                 Pool at the close of business on the



                           - 12 -










                            -  -









                 last day of the immediately preceding
                 Collection                          Period.
136,457,343.47


                          IBM CREDIT CORPORATION,
                               Servicer

                               by:     /s/ N. J. DiMarco



                           - 15 -










                               N. J. DiMarco
                               Manager     Remarketing     &
Investor Accounting

         <PAGE 12>

                         MONTHLY SERVICER'S CERTIFICATE

                   IBM CREDIT CORPORATION

                          IBM CREDIT RECEIVABLES LEASE ASSET
MASTER TRUST

                             SERIES 1994-1


         The undersigned, a duly authorized representative of IBM Credit Corporation, as Servicer ("IBMCC"),
pursuant
     to the Pooling and Servicing Agreement dated as of August 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-1 Supplement (as amended and supplemented, the "Series Supplement"), among IBM Credit Receivables, Inc., a
Cayman
     Islands company, as Seller (the "Seller"), IBM Credit Corporation, a Delaware corporation, as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, Trustee, does
     hereby certify as follows:



                           - 13 -









         1.     Capitalized terms used in this Certificate
               have  their  respective meanings as set forth
in the
               Agreement   or    Series    Supplement,    as
Applicable.

         2.          IBMCC  is,  as  of the date hereof, the
Servicer
               under the Agreement.


                           - 16 -










         3.     The undersigned is a Servicing Officer.

         4.     This Certificate relates to the Distribution
               Date occurring on October 15,  1996.    <PAGE
13>

         5.     As of the date hereof, to the best knowledge
               of   the   undersigned,   the   Servicer  has
performed in all
               material respects all its obligations under the


                            -  -









               Agreement   through   the  Collection  Period
preceding such
               Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or
               prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of
               the Contracts other than pursuant to the Agreement.

         IN WITNESS WHEREOF, the undersigned has duly
               executed and delivered this Certificate this 9th day
               of October, 1996.




                           - 14 -








                           - 17 -












                          IBM CREDIT CORPORATION,
                          Servicer,

                               by:     /s/ N. J. DiMarco


                               N. J. DiMarco
                               Manager     Remarketing     &
Investor Accounting

<PAGE 14>
                          MONTHLY                  STATEMENT
Exhibit 1

                 IBM  CREDIT  RECEIVABLES LEASE ASSET MASTER
TRUST
                                 SERIES 1993-1


     Delivered pursuant to Section 4.05 of the Pooling
     and Servicing Agreement dated as of November 1, 1993,
     between IBM Credit Receivables, Inc., a Cayman
     Islands company, as Seller (the "Seller"), IBM Credit
     Corporation, a Delaware corporation, as Servicer (the
     "Servicer"), and Norwest Bank Minnesota, National
     Association, a national banking association, as trustee
(the
     "Trustee"), set forth below is the required information
     with respect to the Distribution Date  of  October  15,
1996
     and with respect to the performance of the Trust during
the
     Collection Period from September 2, 1996  to October 1,
1996.
     Capitalized terms used in this Certificate have their
     respective  meanings  set  forth  in  the  Pooling  and
Servicing
     Agreement:

Per $1000
     A)                Information  Regarding  the   Current
Total      Original
                 Monthly   Distribution   (Stated  in  total
Distribution   Certificate
                 and  on  the  basis  of   $1,000   Original
Principal Amount
                 Certificate Principal Amount).


                            -  -


                           - 18 -













                           - 15 -

















                 (1)     The amounts by Class of the
                 distribution to Class A Certificateholders and the Class B Certificateholders on October 15, 1996.

         Class                                             A
13,141,832.81       13.14183
         Class                                             B
2,319,146.97       13.14183

         <PAGE 15>
                 (2)    The amounts by Class of the
                 distribution set forth in paragraph 1
                 above in respect of interest on the
                 Class A Certificates and the Class B
                 Certificates.

         Class                                             A
695,759.31        0.69576
         Class                                             B
122,781.06        0.69576

                 (3)    The amount by Class of the
                 distribution set forth in paragraph 1
                 above in respect of principal of the
                 Class A Certificates and the Class B
                 Certificates.

         Class                                             A
12,446,073.50       12.44607



                           - 19 -









         Class                                             B
2,196,365.91       12.44607

     B)        Information Regarding the Performance of
                 the Series 1993-1 Full Amortization
                 Pool with respect to Series 1993-1's
                 Full Amortization Period.


                 (1)    Collections of Scheduled Payments:

            (a)     The aggregate amount of
            Collections of Scheduled Payments
            processed with respect to the Series 1993-1


                           - 16 -









            Full Amortization Pool during the
            Collection Period immediately
            preceding the Distribution Date
            allocated to each of Class A and Class B.

                   Class                                   A
13,908,711.97
                   Class                                   B
2,454,478.58

         <PAGE 16>


                            -  -









            (b)     The aggregate Contract
            Balances of the Contracts
            outstanding and the Participation
            Balance of the Participation


                           - 20 -









            Interest, if any, as of the day
            before the last day of the
            Collection Period immediately
            preceding the Distribution Date
            allocated to each of Class A and
            Class B.

                   Class                                   A
183,496,962.18
                   Class                                   B
32,381,816.85

            (c)     The aggregate amount of
            Collections of Finance Charge
            Payments processed with respect to
            the Series 1993-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                   Class                                   A
1,474,462.31
                   Class                                   B
260,199.23


                           - 17 -










            (d)     The aggregate amount of
            Collections of Principal Payments
            processed with respect to the Series
            1993-1 Full Amortization Pool during
            the Collection Period immediately
            preceding the Distribution Date
            allocated to each of Class A and
            Class B.

                   Class                                   A
12,434,249.66
                   Class                                   B
2,194,279.35

         <PAGE 17>


                           - 21 -









            (e)     The aggregate amount of net
            Recoveries processed with respect
            to the Series 1993-1 Full Amortization
            Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                   Class                                   A
0.00
                   Class                                   B
0.00

                 (2)    Contract Balances of the Contracts


                            -  -









                 and    Participation    Balance    of   the
Participation
                 Interest, if any, included  in  the  Series
1993-1
                 Full Amortization Pool as of the day
                 before the last day of the immediately
                 preceding Collection Period.

            (a)     The aggregate Contract
            Balances and Participation Balance


                           - 18 -









            of the Participation Interest, if any,
            included in the Series 1993-1 Full
            Amortization Pool as of the day
            before the last day of the immediately
            preceding           Collection           Period.
362,265,086.56


                           - 22 -










            (b)     The Class A Invested Amount
            and the Class B Invested Amount
            (each as defined in the Pooling and
            Servicing Agreement) as of the day
            before the last day of the immediately
            preceding Collection Period.


                   Class                                   A
183,496,962.18
                   Class                                   B
32,381,816.85

         <PAGE 18>
            (c)     The Class A Invested Amount on
            the date of issuance of the Class A
            Certificates (the "Initial Class A
            Invested Amount") and the Class B
            Invested Amount on the date of
            issuance of the Class B
            Certificates (the "Initial Class B
            Invested Amount")

                   Class                                   A
1,000,000,000.00
                   Class                                   B
176,470,588.24

            (d)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class A Certificateholders with
            respect to the immediately preceding
            Collection                               Period.
50.65%

            (e)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class B Certificateholders with


                            -  -


                           - 19 -






                           - 23 -























            respect to the immediately preceding
            Collection                               Period.
8.94%

                 (3)    Delinquent Balances of Contracts in
                 the Trust.

         <PAGE 19>
                 The  aggregate  Contract  Balances  of  the
Aggregate
                 Contracts   which  were  delinquent  as  of
Contract
                 the close of business on the  last  day  of
Balances
                 the Collection Period immediately
                 preceding the Distribution Date:
            (a)                              31-60      days
0.00

            (b)                              61-90      days
2,079,394.48

            (c)                     91    or    more    days
726,573.16


                          TOTAL 2,805,967.64

                 (4)    Defaulted Amount.

                 The Defaulted Amount for the Collection
                 Period immediately preceding the
                 Distribution Date allocable to each
                 of Class A and Class B.

         Class                                             A
11,823.84
         Class                                             B
2,086.56


                           - 24 -










                 (5)    Investor Charge-Offs;
                 Reimbursement of Charge-Offs.


                           - 20 -










            (a)     The amount of the withdrawal,
            if    any,    from    the    Reserve    Account.
0.00

         <PAGE 20>
            (b)     The amount
            required for such
            Distribution Date pursuant to
            section 4.05 (c)(i) and (ii)
            over the Class B Available
            Finance Charge Collections,
            but not more than the Class B
            Investor Default Amount for
            such Distribution Date, and


                            -  -









            not below zero (a "Class B
            Investor                           Charge-Off").
0.00

            (c)     The Excess of the Defaulted
            Amount allocable to the Class A
            Certificates over the Class B Investor
            Charge-Off, which excess is charged
            to the Class A Invested Amount
            (a     "Class     A    Investor    Charge-Off").
0.00


                           - 25 -










            (d)     The amounts of the Class A
            Investor Charge-Offs and Class B
            Investor Charge-Offs set forth in
            item 5(c) and item 5(b) above, per
            $1,000 interest (which will have
            the effect of reducing, pro rata,
            the amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                   Class                                   A
0.00


                           - 21 -









                   Class                                   B
0.00

         <PAGE 21>
            (e)     The total amounts reimbursed
            to the Trust for such Distribution
            Date in respect of Class A Investor
            Charge-Offs and Class B Investor
            Charge-Offs, respectively, for
            prior Distribution Dates.

                   Class                                   A
0.00
                   Class                                   B
0.00

            (f)     The amounts set forth in
            item 5(e) above, per $1,000
            interest (which will have the
            effect of increasing, pro rata, the
            amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                   Class                                   A
0.00


                           - 26 -









                   Class                                   B
0.00

            (g)     The amount, if any, by which
            the outstanding principal balances
            of the Class A Certificates and
            Class B Certificates exceed the


                            -  -









            Class A Invested Amount and Class B
            Invested Amount, respectively, as
            of the end of the day on the Record
            Date with respect to the
            Distribution Date.



                           - 22 -









                   Class                                   A
0.00
                   Class                                   B
0.00

         <PAGE 22>
                 (6)    Investor Monthly Servicing fee.

                 The amount of the series 1993-1 Monthly
                 Servicing Fee payable to the Servicer
                 for      the       Distribution       Date.
179,898.99

                 (7)    Available Reserve Amount

            (a)     The amount available to be


                           - 27 -









            withdrawn from the Reserve Account
            for the Class A Certificateholders
            as of the close of business on such
            Distribution Date, before giving
            effect to all withdrawals from, or
            deposits to the Reserve Account on
            such              Distribution             Date.
10,000,000.00

            (b)     The ratio of the Available
            Reserve Amount to the
            Invested Amount of the Class A
            Certificates as of the close of
            business on such Distribution Date,
            after giving effect to all withdrawals
            from the Reserve Account and payments
            to the Reserve Depositor on such
            Distribution                               Date.
5.85%

                 (8)    Deficit Controlled Amortization
                 Amount.

                 The existing Deficit Controlled
                 Amortization amount for such
                 Distribution                          Date.
0.00

         <PAGE 23>
     C)        The Pool Factors.

                 The Pool Factors for the preceding




                           - 23 -









                            -  -








                           - 28 -












                 Determination Date for Class A and
                 Class B, respectively, which represent
                 the ratios of the Class A Invested
                 Amount and Class B Invested Amount,
                 respectively, as of such Determination
                 Date to the Class A Initial Invested
                 Amount and the Class B Initial Invested
                 Amount, respectively.

         Class                                             A
0.1710509
         Class                                             B
0.1710509

     D)        Contract Balance.

                 (1)    The aggregate Contract Balances of
                 the Contracts and the Participation
                 Balance of the Participation Interest,
                 if any, included in the Series 1993-1 Full
                 Amortization Pool at the close of business
                 on   the   last   day  of  the  immediately
preceding
                 Collection                          Period.
337,693,683.09


                          IBM CREDIT CORPORATION,
                               Servicer

                               by:     /s/ N. J. DiMarco


                               N. J. DiMarco
                               Manager     Remarketing     &
Investor Accounting

         <PAGE 24>

                         MONTHLY SERVICER'S CERTIFICATE

                   IBM CREDIT CORPORATION




                           - 24 -






                           - 29 -














                          IBM CREDIT RECEIVABLES LEASE ASSET
MASTER TRUST

                             SERIES 1993-1


         The undersigned, a duly authorized representative of IBM Credit Corporation, as Servicer ("IBMCC"),
pursuant
     to the Pooling and Servicing Agreement dated as of November 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-1 Supplement (as amended and supplemented, the "Series Supplement"), among IBM Credit Receivables, Inc., a
Cayman
     Islands company, as Seller (the "Seller"), IBM Credit Corporation, a Delaware corporation, as Servicer (the "Servicer"), and Norwest Bank Minnesota, National


                            -  -









     Association, a national banking association, Trustee, does hereby certify as follows:

         1.     Capitalized terms used in this Certificate
               have their respective meanings as  set  forth
in the
               Agreement    or    Series    Supplement,   as
Applicable.

         2. IBMCC is, as of the date hereof, the Servicer
               under the Agreement.

         3.     The undersigned is a Servicing Officer.

         4.     This Certificate relates to the Distribution
               Date  occurring  on  October 15, 1996.  <PAGE
25>


                           - 30 -










         5.     As of the date hereof, to the best knowledge
               of  the   undersigned,   the   Servicer   has
performed in all



                           - 25 -









               material  respects  all its obligations under
the
               Agreement   through   the  Collection  Period
preceding such
               Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or
               prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of
               the Contracts other than pursuant to the Agreement.

         IN WITNESS WHEREOF, the undersigned has duly
               executed and delivered this Certificate this 9th day
               of October, 1996.


                          IBM CREDIT CORPORATION,
                          Servicer,

                               by:     /s/ N. J. DiMarco


                               N. J. DiMarco
                               Manager     Remarketing     &
Investor Accounting